For period ending February 28, 2014	Exhibit 77O
File number 811-6292	Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		Capsugel SA 7% due 05/15/2019
2. Date of Purchase:	10/31/2013	3. Date Offering Commenced:	10/31/2013
4. Underwriter(s) form whom purchased:		Goldman Sachs
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		$4,000,000 firmwide
7. Aggregate principal amount or total number of shares of offering:		$465,000,000
8. Purchase price (net of fees and expenses):		$100.00
9. Initial public offering price:		$100.00
10. Commission, spread or profit:		2%
11. Have the following conditions been satisfied?			Yes	No
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

b.	The securities are sold to persons believed to be “qualified institutional buyers” (“QIBs”).		X

c.	The securities are reasonably believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price by each other purchaser in the offering or any concurrent offering.		X

f.	The underwriting was a firm commitment underwriting.		X

g.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	11/1/2013
Print Name:	John Hwang

For period ending February 28, 2014	Exhibit 77O
File number 811-6292	Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		GLP Capital LP/Fin II 4.875% due 11/01/2020
2. Date of Purchase:	10/23/2013	3. Date Offering Commenced:	10/23/2013
4. Underwriter(s) form whom purchased:		Bank of America
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		$8,750,000 firmwide
7. Aggregate principal amount or total number of shares of offering:		$1,000,000,000
8. Purchase price (net of fees and expenses):		$100.00
9. Initial public offering price:		$100.00
10. Commission, spread or profit:		1.13%
11. Have the following conditions been satisfied?			Yes	No
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

b.	The securities are sold to persons believed to be “qualified institutional buyers” (“QIBs”).		X

c.	The securities are reasonably believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price by each other purchaser in the offering or any concurrent offering.		X

f.	The underwriting was a firm commitment underwriting.		X

g.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	10/25/2013
Print Name:	John Hwang

For period ending February 28, 2014	Exhibit 77O
File number 811-6292	Exhibit 77Q1
For period ending February 28, 2014	Exhibit 77O
File number 811-6292	Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		Caesars Entertainment Group 8% due 10/01/2020
2. Date of Purchase:	09/27/2013	3. Date Offering Commenced:	09/27/2013
4. Underwriter(s) form whom purchased:		Citigroup Global Markets Hldgs.
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		$5,000,000 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:		$1,000,000,000 shares
8. Purchase price (net of fees and expenses):		$100.00
9. Initial public offering price:		$100.00
10. Commission, spread or profit:		1.364%
11. Have the following conditions been satisfied?			Yes	No
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.	The securities purchased at a price not more than the price paid by each other purchaser in the offering.		X

d.	The underwriting was a firm commitment underwriting.		X

e.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	9/30/2013
PrintName:	John Hwang

For period ending February 28, 2014		Exhibit 77O
File number 811-6292		Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		Hercules Offshore Inc. 7.5% due 10/01/2021
2. Date of Purchase:	09/17/2013	3. Date Offering Commenced:	09/17/2013
4. Underwriter(s) form whom purchased:		Deutsche Bank
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		$2,000,000 firmwide
7. Aggregate principal amount or total number of shares of offering:		$300,000,000
8. Purchase price (net of fees and expenses):		$100.00
9. Initial public offering price:		$100.00
10. Commission, spread or profit:		1.5%
11. Have the following conditions been satisfied?			Yes	No
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

b.	The securities are sold to persons believed to be “qualified institutional buyers” (“QIBs”).		X

c.	The securities are reasonably believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price by each other purchaser in the offering or any concurrent offering.		X

f.	The underwriting was a firm commitment underwriting.		X

g.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	9/18/2013
Print Name:	John Hwang

For period ending February 28, 2014		Exhibit 77O
File number 811-6292		Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		Oasis Petroleum Inc. 6.875% due 03/15/2022
2. Date of Purchase:	09/10/2013	3. Date Offering Commenced:	09/10/2013
4. Underwriter(s) form whom purchased:		Wells Fargo Corp
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		$5,000,000 firmwide
7. Aggregate principal amount or total number of shares of offering:		$1,000,000,000
8. Purchase price (net of fees and expenses):		$100.00
9. Initial public offering price:		$100.00
10. Commission, spread or profit:		1.4%
11. Have the following conditions been satisfied?			Yes	No
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

b.	The securities are sold to persons believed to be “qualified institutional buyers” (“QIBs”).		X

c.	The securities are reasonably believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price by each other purchaser in the offering or any concurrent offering.		X

f.	The underwriting was a firm commitment underwriting.		X

g.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	9/16/2013
Print Name:	John Hwang

For period ending February 28, 2014		Exhibit 77O
File number 811-6292		Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		Mustang Merger Corp. 8.5% due 08/15/2021
2. Date of Purchase:	08/08/2013	3. Date Offering Commenced:	08/08/2013
4. Underwriter(s) form whom purchased:		Bank of America
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		$8,000,000 firmwide
7. Aggregate principal amount or total number of shares of offering:		$200,000,000
8. Purchase price (net of fees and expenses):		$100.00
9. Initial public offering price:		$100.00
10. Commission, spread or profit:		2.5%
11. Have the following conditions been satisfied?			Yes	No
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

b.	The securities are sold to persons believed to be “qualified institutional buyers” (“QIBs”).		X

c.	The securities are reasonably believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price by each other purchaser in the offering or any concurrent offering.		X

f.	The underwriting was a firm commitment underwriting.		X

g.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	8/12/2013
Print Name:	John Hwang

For period ending February 28, 2014		Exhibit 77O
File number 811-6292		Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		Envision Healthcare Holdings Inc.
2. Date of Purchase:	08/14/2013	3. Date Offering Commenced:	08/14/2013
4. Underwriter(s) form whom purchased:		Goldman Sachs
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		300,000 shares firmwide
7. Aggregate principal amount or total number of shares of offering:		42,000,000 shares
8. Purchase price (net of fees and expenses):		$23.00
9. Initial public offering price:		$23.00
10. Commission, spread or profit:		$1.265
11. Have the following conditions been satisfied?			Yes	No
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

b.	The securities are sold to persons believed to be “qualified institutional buyers” (“QIBs”).		X

c.	The securities are reasonably believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price by each other purchaser in the offering or any concurrent offering.		X

f.	The underwriting was a firm commitment underwriting.		X

g.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Thomas Digenan	Date:	8/21/2013
Print Name:	Thomas Digenan

For period ending February 28, 2014		Exhibit 77O
File number 811-6292		Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		BMC Software Finance Inc. 8.125% due 07/15/2021
2. Date of Purchase:	08/07/2013	3. Date Offering Commenced:	08/07/2013
4. Underwriter(s) form whom purchased:		CS First Boston Corp
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		$3,100,000 firmwide
7. Aggregate principal amount or total number of shares of offering:		$1,625,000,000
8. Purchase price (net of fees and expenses):		$100.00
9. Initial public offering price:		$100.00
10. Commission, spread or profit:		2.25%
11. Have the following conditions been satisfied?			Yes	No
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

b.	The securities are sold to persons believed to be “qualified institutional buyers” (“QIBs”).		X

c.	The securities are reasonably believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price by each other purchaser in the offering or any concurrent offering.		X

f.	The underwriting was a firm commitment underwriting.		X

g.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	8/8/2013
Print Name:	John Hwang